UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2009

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Inland Real Estate Corporation ("the Company") is filing in Exhibit 99.2 to this Current Report on Form 8-K revisions to certain items included in its Annual Report on Form 10-K for the year ended December 31, 2008 (the "2008 Annual Report on Form 10-K").  The consolidated financial statements and notes to the consolidated financial statements included in the 2008 Annual Report on Form 10-K have been restated to reflect the following items:

✓

the Company's January 1, 2009 adoption of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 160, "Noncontrolling Interest in Consolidated Financial Statements,  an amendment of Accounting Research Bulletin No. 51.  SFAS No. 160;

✓

the Company's January 1, 2009 adoption of FASB Staff Position No. APB14-1 ("the FSP") "Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Cash Settlement)"

✓

Discontinued Operations

SFAS 160 provides guidance for entities that prepare consolidated financial statements that have an outstanding noncontrolling interest in one or more subsidiaries and contains disclosure provisions which are required to be applied retrospectively.  SFAS No. 160 is effective for fiscal years and interim periods within those fiscal years, beginning on or after December 15, 2008.

The FSP requires separate accounting for the debt and equity components of convertible instruments. The FSP requires that the value assigned to the debt component is the estimated fair value of a similar bond without the conversion feature, which results in the debt being recorded at a discount. The debt is subsequently accreted to its par value over its expected life with a rate of interest being reflected in earnings that reflects the market rate at issuance. The FSP is effective for fiscal periods beginning on or after December 15, 2008 and required retrospective application.

Subsequent to the end of the year, the Company sold Wisner/Milwaukee Plaza, a 14,426 square foot neighborhood shopping center, for $3.9 million and Western & Howard Plaza, an 11,974 square foot neighborhood retail center, for $1.8 million.  Both properties are located in Chicago Illinois.  The operations of these properties were reclassified to discontinued operations for all periods presented.

Management does not believe the adjustments in accordance with SFAS No. 160, the FSP and discontinued operations have a material affect on the Company's selected financial data or management's discussion and analysis of financial condition and results of operations for the years ended December 31, 2008, 2007 and 2006 and therefore is not revising such information as previously reported in the 2008 Annual Report on Form 10-K.

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description

	23.1	Consent of KPMG LLP, dated July 2,2009

	99.1	Report of Independent Registered Public Accounting Firm

	99.2	Consolidated financial statements of Inland Real Estate Corporation as of December 31, 2008 and 2007, and for each of the years in the three year period ended December 31, 2008 and the notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

July 2, 2009

INLAND REAL ESTATE CORPORATION

By:	/s/ BRETT A. BROWN
Name:	Brett A. Brown
Title	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, dated July 2, 2009

99.1	Report of Independent Registered Public Accounting Firm

99.2	Consolidated financial statements of Inland Real Estate Corporation as of December 31, 2008 and 2007, and for each of the years in the three year period ended December 31, 2008 and the notes thereto